FOR IMMEDIATE RELEASE
                                               Investor Contact: RoseMary Luebke
                                                                      Controller
                                                                    952.974.7000
                                                  rosie.luebke@kontronmobile.com

                                                    Media contact: Gary Hornseth
                                                     Public Relations Consultant
                                                                    651.699.0759
                                                 gary.hornseth@kontronmobile.com

       KONTRON MOBILE COMPUTING ANNOUNCES RESULTS FOR SECOND QUARTER 2003

EDEN PRAIRIE, Minn. -- (August 14, 2003) -- Kontron Mobile Computing, Inc. (OTC
BB: KMBC), today announced results for the second quarter of 2003.

For the quarter, the company reported operating income of $232,275, compared to operating income of $33,168 for second quarter 2002. Net income was $87,275, or $0.01 per share, on revenue of $2.9 million, compared to net loss of $211,144, or $(0.01) per share, on revenue of $2.3 million during the same period in 2002.

"I'm pleased to report a profitable quarter and a 35 percent revenue increase compared to the first quarter of 2003," said Thomas Sparrvik, CEO. "Despite this increase, however, second quarter revenue was below expectations and revenue growth continues to be our primary objective for the balance of 2003. Sales of our newest product, the ReVolution, are gathering momentum and we expect it to contribute to this goal. Looking longer term, our development team achieved a defense-related design-in win during the first quarter. This was another affirmation of our demonstrated ability to develop new products to meet customer needs."

ABOUT KONTRON MOBILE COMPUTING, INC.

A Minnesota corporation, Kontron Mobile Computing, Inc., has designed, manufactured and marketed rugged computers for a variety of industries and applications worldwide since 1992. It also provides product customization, integration and support services. The company is headquartered in Eden Prairie, Minn., with sales, service and manufacturing locations worldwide. It is traded on the U.S. Over the Counter Bulletin Board under the ticker symbol KMBC.

Kontron Mobile Computing is the mobile computing affiliate of Kontron AG, Munich, Germany. For more information, visit Kontron Mobile Computing online at www.kontronmobile.com, or phone the company toll-free at 1-888-343-5396.

Forward-looking statements in this news release, if any, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by the statements, including the impact of changing economic or business conditions, the impact of competition, the availability of financing, the success of products in the marketplace, other risk factors inherent in the computer industry and other factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission.




                                      # # #

                         KONTRON MOBILE COMPUTING, INC.
                                 BALANCE SHEETS

                                                                                         JUNE 30,       DECEMBER 31,
                                                                                           2003            2002
                                                                                           ----            ----
                                                                                       (UNAUDITED)
                               ASSETS
CURRENT ASSETS:
Cash and cash equivalents .............................................................  $  1,281,949    $  2,031,285
Accounts receivable, net of allowance for doubtful accounts of $156,500 and $127,200...     1,750,148       3,015,258
Accounts receivable, related parties ..................................................        28,703         119,919
Inventories ...........................................................................     1,406,001         975,263
Prepaid expenses and other ............................................................       108,393          54,269
                                                                                         ------------    ------------
                  Total current assets ................................................     4,575,194       6,195,994
                                                                                         ------------    ------------
Property and Equipment:
    Computers and equipment ...........................................................     1,172,885       1,163,624
    Furniture and fixtures ............................................................       800,706         800,706
    Leasehold improvements ............................................................       346,099         346,099
    Less: Accumulated depreciation and amortization ...................................    (2,185,401)     (2,129,623)
                                                                                         ------------    ------------
           Property and equipment, net ................................................       134,289         180,806
Deposits and Other Assets, net ........................................................         6,557          39,398
                                                                                         ------------    ------------
TOTAL ASSETS ..........................................................................  $  4,716,040    $  6,416,198
                                                                                         ============    ============

            LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable ......................................................................  $    252,873    $    401,845
Accounts payable, related parties .....................................................       489,201         412,425
Accrued warranty ......................................................................       283,000         332,169
Accrued compensation and benefits .....................................................       112,549         272,312
Other accrued liabilities .............................................................       233,473         340,174
Deferred revenue, short-term ..........................................................       783,306         797,658
                                                                                         ------------    ------------
           Total current liabilities ..................................................     2,154,402       2,556,583
                                                                                         ------------    ------------
LONG TERM LIABILITIES:
Notes payable to Kontron AG ...........................................................     6,562,410       7,462,071
Deferred revenue, long-term ...........................................................        82,046         266,634
                                                                                         ------------    ------------
           Total long term liabilities ................................................     6,644,456       7,728,705
                                                                                         ------------    ------------
Total Liabilities .....................................................................     8,798,858      10,285,288
                                                                                         ------------    ------------

SHAREHOLDERS' EQUITY (DEFICIT):
Series B Convertible Preferred Stock, $.001 par value, 4,250,000 shares authorized;
    4,250,000 issued and outstanding for both periods .................................         4,250           4,250
Series C Convertible Preferred Stock, $.001 par value, 500,000 shares authorized;
    500,000 issued and outstanding for both periods ...................................           500             500
Common stock, $.001 par value, 30,000,000 shares authorized;
    14,952,926 issued and outstanding for both periods ................................        14,953          14,953
Additional paid-in capital ............................................................    32,551,972      32,551,972
Accumulated deficit ...................................................................   (36,654,493)    (36,440,765)
                                                                                         ------------    ------------
                  Total shareholders' equity (deficit) ................................    (4,082,818)     (3,869,090)
                                                                                         ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT) ..................................  $  4,716,040    $  6,416,198
                                                                                         ============    ============

                         KONTRON MOBILE COMPUTING, INC.
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                       FOR THE THREE MONTHS ENDED       FOR THE SIX MONTHS ENDED
                                                                JUNE 30,                         JUNE 30,
                                                          2003             2002            2003            2002
                                                          ----             ----            ----            ----
Net Sales .........................................   $  2,863,672    $  2,344,689    $  4,990,382    $  5,501,060
Cost of Sales .....................................      1,497,541       1,415,547       2,700,217       3,080,393
                                                      ------------    ------------    ------------    ------------
        Gross profit ..............................      1,366,131         929,142       2,290,165       2,420,667
                                                      ------------    ------------    ------------    ------------
Operating Expenses:
        Sales and marketing .......................        517,371         490,834         959,280       1,073,456
        General and administrative ................        350,829         148,933         631,151         453,967
        Research and development ..................        265,656         256,207         556,493         476,534
                                                      ------------    ------------    ------------    ------------
                Total operating expenses ..........      1,133,856         895,974       2,146,924       2,003,957
                                                      ------------    ------------    ------------    ------------
                Operating income ..................        232,275          33,168         143,241         416,710
Loss on foreign currency ..........................        (25,324)        (78,553)        (79,329)       (105,179)
Interest expense, net .............................       (119,676)       (165,759)       (277,640)       (349,070)
                                                      ------------    ------------    ------------    ------------
Net income (loss) applicable to common                $     87,275    $   (211,144)   $   (213,728)   $    (37,539)
shareholders.......................................   ============    ============    ============    ============


Basic and Diluted Income (Loss) Per Common Share:
Net income (loss) per common share ................   $        .01    $       (.01)   $       (.01)   $         --
                                                      ------------    ------------    ------------    ------------
Basic and diluted weighted average
common shares outstanding .........................     14,952,926      14,952,926      14,952,926      14,952,926
                                                      ============    ============    ============    ============